Supplemental Cash Flow Information and Material NonCash Transactions	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information and Material Non Cash Transactions [Abstract]
Supplemental Cash Flow Information and Material NonCash Transactions

15. Supplemental Cash Flow Information and Material Non-Cash Transactions

As of December 31, 2013 and 2012, all of our cash was held in liquid bank deposits and treasury bills.

Significant non-cash transactions during the year ended December 31, 2013 included the issuance of 612,180 common shares in connection with the 2013 Facility (Note 8). In addition, during December 2013, we entered into a share purchase agreement (the “Purchase Agreement”) to convert our interest in the Awak Mas gold project into a net smelter return royalty (“Royalty”) on the project.  The Purchase Agreement provides for the termination of the JV Agreement and additional option agreements, discussed above, and the acquisition of 100% of the outstanding shares of Vista Gold (Barbados) Corp, the entity that indirectly holds the Awak Mas gold project. In exchange, (a) AM Holdings agreed to forego certain cash payments due to have been paid by Vista as AM Holdings completed the earn-in of its interest in the project and (b) Vista will receive a Royalty of 2% on the first 1.25 million ounces of gold production and 2.5% on the next 1.25 million ounces of gold production from the Awak Mas gold project.

Significant non-cash transactions during the year ended December 31, 2012 included the issuance of 166,667 warrants as compensation to the finders that provided services in connection with our July 2012 Offering (Note 9).

Significant non-cash transactions during the year ended December 31, 2011 included the receipt of 30,402,615 Midas Gold shares with a fair value of $78,872 in exchange for our Yellow Pine assets (Note 5) and the issuance of 450,000 compensation options as compensation to the Underwriters’ of our April 20, 2011 equity financing (Note 9).